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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.'s 333-88131, 333-90971, 333-95647, 333-41880 and
333-73842) and on Form S-3 (No. 333-53110) of NetScout Systems, Inc. of our report dated April 19, 2002, relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 27, 2002